UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2016

F & M Bank Corp.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-13273 (Commission File Number)	54-1280811 (I.R.S. Employer Identification No.)

P.O. Box 1111Timberville, Virginia (Address of principal executive offices)	22853 (Zip Code)

Registrant’s telephone number, including area code: (540) 896-8941

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant’s Certifying Accountant

(a) Dismissal of Independent Registered Public Accounting Firm

On October 12, 2016, F&M Bank Corp. (the “Company”) informed Elliott Davis Decosimo, LLC (“Elliott Davis”) that Elliott Davis will be dismissed as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. Elliott Davis will complete review of the Company’s SEC Form 10-Q for the nine months ended September 30, 2016. The decision to change the Company’s independent registered public accounting firm was approved by the Company’s Audit Committee.

The audit reports of Elliott Davis on the consolidated financial statements of the Company as of and for the years ended December 31, 2015 and 2014 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two fiscal years ended December 31, 2015 and 2014 and from January 1, 2016 through October 12, 2016, (i) there were no disagreements with Elliott Davis on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures that, if not resolved to Elliott Davis’s satisfaction, would have caused Elliott Davis to make reference in connection to their opinion to the subject matter of the disagreement and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided Elliott Davis with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”). The Company requested that Elliott Davis furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of Elliott Davis’s letter dated October 14, 2016 is filed as Exhibit 16.1 hereto.

(b) Engagement of New Independent Registered Public Accounting Firm

Additionally, based on the Audit Committee’s approval, on October 12, 2016, the Company selected Yount, Hyde & Barbour, P.C. (“YHB”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

During the two most recent fiscal years ended December 31, 2015 and 2014 and from January 1, 2016 through October 12, 2016, neither the Company nor anyone on its behalf consulted YHB regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that YHB concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue. During the two most recent fiscal years ended December 31, 2015 and 2014 and from January 1, 2016 through October 12, 2016, neither the Company nor anyone on its behalf consulted YHB regarding any matter that was the subject of a disagreement or reportable event as defined in Regulation S-K, Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively.

Item 9.01.    Financial Statements and Exhibits.

(d)            Exhibits

Exhibit No.	Description
16.1	Letter from Elliott Davis Decosimo, LLC dated October 14, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F & M Bank Corp.

Date: October 17, 2016	By:	/s/ Neil W. Hayslett
Neil W. Hayslett
Executive Vice President and Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Elliott Davis Decosimo, LLC dated October 14, 2016

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